SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2004

PECO II, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-31283	34-1605456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1376 State Route 598, Galion, Ohio	44833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 468-7600

(Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant’s Certifying Accountant.

Effective April 6, 2004, the Audit Committee of the Board of Directors of PECO II, Inc. (the “Company”), approved the appointment of KPMG, LLP (“KPMG”) as the Company’s independent auditors.

During the Company’s two most recent fiscal years and through the date of this Form 8-K, the Company did not consult with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

Item 9. Regulation FD Disclosure.

Pursuant to Regulation FD, PECO II, Inc. is furnishing a press release it issued on April 8, 2004. The press release is attached hereto as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO II, INC.

Date: April 8, 2004	By:	/s/ James L. Green
James L. Green
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press Release, dated April 8, 2004.

E-1